EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Commerce Planet, Inc., a Utah corporation (the “Company”), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2007

By:	/s/ Anthony Roth
Anthony Roth
Chief Executive Officer

Date: November 13, 2007

By:	/s/ Jaime Rovelo
Jaime Rovelo
Chief Financial Officer
Principal Accounting Officer